UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 9, 2009 (April 6, 2009)

Pennsylvania Commerce Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-50961	25-1834776
(State or other jurisdiction ofincorporation)	(Commission File Number)	(IRS Employer Identification No.)

3801 Paxton Street, Harrisburg, Pennsylvania		17111
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 800-653-6104

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 6, 2009, Pennsylvania Commerce Bancorp, Inc., parent company of Commerce Bank/Harrisburg added Steve Solk, age 54, as a member of the Company’s and the Bank’s executive management team.

Mr. Solk will serve as Senior Vice President of Pennsylvania Commerce Bancorp and as Senior Vice President/Central Pennsylvania Market Manager of Commerce Bank/Harrisburg. Prior to his employment with Commerce Bank/Harrisburg, Mr. Solk held the position of Executive Vice President of GE Capital for a brief period; his main responsibility was to ensure an orderly transition of the business from CitiCapital to GE Capital. Prior to his position at GE Capital, Mr. Solk served as Executive Vice President of Citigroup.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2009	PENNSYLVANIA COMMERCE BANCORP, INC. (Registrant)
/s/ Mark A. Zody
Mark A. Zody
Chief Financial Officer